Exhibit 99.1

SETTLEMENT AGREEMENT

This Settlement Agreement (“AGREEMENT”) is made and entered into as of July 5, 2011 (the “EFFECTIVE DATE”), by and among BROADSTREAM CAPITAL PARTNERS, INC. (“BROADSTREAM”), BROADSTREAM CAPITAL PARTNERS, LLC, JAMES GOLDFARB, MILES ARNONE, and WILLIAM DYER, and FRIENDFINDER NETWORKS INC., formerly known as PENTHOUSE MEDIA GROUP INC. (“FFN”),  (individually referred to herein as “PARTY” and collectively referred to as the “PARTIES”).

RECITALS

A.

On or about December 28, 2007, BROADSTREAM filed a complaint in the Superior Court of the State of California of Los Angeles, entitled Broadstream Capital Partners, Inc. v. Penthouse Media Group Inc., et al., case number BC 383039, alleging causes of action for breach of contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, and constructive fraud against FFN, all relating to or arising from a Non-Disclosure Agreement executed on or about January 15, 2007 (“NDA”).  The complaint was later amended and Marc H. Bell (“BELL”) was added as a defendant.  The lawsuit was removed to the United States District Court, Central District of California, case number CV08-01057 VBF (FFMx) (the “ACTION”).

B.

Pursuant to a stipulation filed December 9, 2008, BELL was dismissed from the ACTION.

C.

On or about February 20, 2009, BROADSTREAM filed a Corrected Third Amended Complaint, asserting causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and intentional interference with prospective economic advantage against FFN.  In the Final Pretrial Conference Order, which was filed in the ACTION, BROADSTREAM agreed to drop its cause of action for breach of the covenant of good faith and fair dealing.  The remaining causes of action asserted by BROADSTREAM in the ACTION therefore were for breach of contract and intentional interference with prospective economic advantage (collectively, the “CLAIMS”).

D.

The parties to the ACTION entered into an Agreement and Release dated as of July 20, 2009 (the “2009 SETTLEMENT AGREEMENT”), which reflected a compromise of disputed claims and did not constitute or contain an admission of liability on the part of any person or entity settling claims or released thereby, including without limitation as to whether the NDA (or its constituent provisions) was an enforceable agreement, and any such liability was expressly denied by the defendants.

E.

Pursuant to the 2009 SETTLEMENT AGREEMENT, FFN paid BROADSTREAM a total of three (3) million dollars in exchange for BROADSTREAM’s dismissal of the ACTION without prejudice on July 21, 2009 and BROADSTREAM’s agreement to postpone litigation or arbitration on the merits.  The 2009 SETTLEMENT AGREEMENT further provided that BROADSTREAM was entitled as its sole remedy to either pursue its CLAIMS through arbitration by serving a demand for arbitration of its CLAIMS or re-file its CLAIMS in the United States District Court for the Central District of California, with any such re-filing in the second alternative subject to the repayment to FFN of all payments received by BROADSTREAM pursuant to the 2009 SETTLEMENT AGREEMENT on or prior to the date of such re-filing.  The 2009 SETTLEMENT AGREEMENT further provided that if BROADSTREAM chose to proceed by arbitration, the arbitration award shall be bracketed between ten (10) million dollars and forty-seven (47) million dollars in the aggregate on any and all bases for the award.

F.

Pursuant to the 2009 SETTLEMENT AGREEMENT Broadstream elected to proceed with its CLAIMS against FFN in an arbitration before JAMS, and that proceeding is JAMS Ref # 1220042383 (the “ARBITRATION”).

G.

Without any admission of fault or liability, the PARTIES desire to fully and forever settle and resolve the ACTION and the ARBITRATION, and to provide for a complete and final settlement and release of all claims, rights, causes of action, damages, judgments, executions, attachments, debts and demands that have been or could have been asserted with respect to the matters giving rise to or forming the basis of the CLAIMS, all on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the representations, promises and obligations contained herein, the PARTIES agree as follows:

1.

No Admission of Liability.  None of the negotiation, execution, delivery, performance, nor the terms or conditions of this AGREEMENT or the Amended Guaranty shall be deemed or construed to be an admission or acknowledgement of liability or wrongdoing for any purpose, all of which hereby are disclaimed by the PARTIES.

2.

Payments.  Upon the full execution and delivery of this AGREEMENT by the PARTIES and the full execution and delivery by the parties thereto of the First Amendment to the Guaranty made and entered into as of July 20, 2009 by and between BELL, Daniel Staton and BROADSTREAM attached as Exhibit “A” (such Guaranty as originally executed, the "Guaranty" and as amended pursuant to such First Amendment, the “Amended Guaranty”), FFN shall be obligated to pay BROADSTREAM a total of fifteen (15) million dollars, in three installments (the “PAYMENTS”).  The first installment of eight (8) million dollars (the “First Installment”) shall be due and payable no later than five (5) business days after the full execution of the AGREEMENT by the PARTIES and delivery of this AGREEMENT to FFN.  The second installment of five (5) million dollars shall be due and payable no later than September 29, 2011, and the final installment of two (2) million dollars (the “Final Installment”) shall be due and payable no later than January 2, 2012.  Any PAYMENTS that are not timely paid in accordance with the foregoing payment schedule shall cause an immediate acceleration of the total outstanding balance which shall be immediately due and payable upon receipt by FFN of a written notice of acceleration from BROADSTREAM and shall bear simple interest on the unpaid portion thereof from the date due until paid in full at an interest rate of 10% per annum.  Each of the PAYMENTS is required to be paid to BROADSTREAM and shall be deemed to have been paid when made by wire transfer to the Valle Makoff LLP Client Trust Account, to be held in trust for the benefit of BROADSTREAM, pursuant to the following wire instructions:

WIRING: Manufacturers’ Bank

ABA/Routing No.: 122 226 076

18645 E Gale Avenue Suite 110

City of Industry, CA 91748

VALLE MAKOFF LLP Client Trust: #7000260783

Contact: Benny Yee: 626.839.0335

3.

Dismissal of ACTION and ARBITRATION.  Upon the full execution and delivery of this AGREEMENT by the PARTIES, counsel for BROADSTREAM shall concurrently deliver to counsel for FFN a Request for Dismissal of the ARBITRATION with prejudice in the form attached hereto as Exhibit “B”, which FFN’s counsel is irrevocably authorized and directed to file with JAMS in the ARBITRATION upon its payment to BROADSTREAM of the First Installment.  Upon the full execution and delivery of this AGREEMENT by the PARTIES, counsel for BROADSTREAM shall concurrently deliver to counsel for FFN a Stipulation for Dismissal of the ACTION with Prejudice along with a Proposed Order in the form attached hereto as Exhibit “C”, which FFN’s counsel is irrevocably authorized and directed to file in the ACTION upon its payment to BROADSTREAM of the First Installment.

4.

Cancellation of the Arbitration Hearing.  Within five (5) business days of the execution and delivery of this AGREEMENT, counsel for BROADSTREAM and counsel for FFN shall jointly notify JAMS in writing of the settlement and that upon dismissal of this ARBITRATION, any refund of fees previously paid by BROADSTREAM or FFN to JAMS in connection with the ARBITRATION shall be refunded to FFN.

5.

Releases.  Except for the rights and obligations in this AGREEMENT, in the Stipulated Confidentiality Agreement and Protective Order and Order Thereon filed in the ACTION on July 18, 2008 (the “PROTECTIVE ORDER”) and the obligations regarding the guarantee of the Final Installment as set forth in the Amended Guaranty, in each case which rights and obligations (including the rights to enforce the same) shall survive the execution and delivery of this AGREEMENT in accordance with their terms, effective upon payment to BROADSTREAM of the First Installment, BROADSTREAM, BROADSTREAM CAPITAL PARTNERS, LLC, JAMES GOLDFARB, MILES ARNONE, and WILLIAM DYER, on behalf of themselves and any of their corporate parents, subsidiaries, partners, joint venturers, licensees, affiliates, divisions and related entities, as well as all of their predecessors, successors, assigns, officers, directors, shareholders, members, agents, attorneys, employees, insurers, heirs, executors, administrators, trustees, present, past and future and anyone else purporting to claim through or under any of them (collectively, the “BROADSTREAM RELEASING PARTIES”), hereby unconditionally, irrevocably and forever and fully waive, release, acquit, and discharge FFN and all of its corporate parents, subsidiaries, partners, joint venturers, licensees, affiliates, divisions, creditors, and related entities, as well as all of its and their respective predecessors, successors, assigns, officers, directors, shareholders, agents, attorneys, employees, members, insurers, heirs, executors, administrators, trustees, present, past and future, including but not limited to BELL, Marc Bell Capital Partners, LLC, and Daniel Staton (collectively, the “FFN RELEASED PARTIES”), from any and all claims, rights, causes of action, losses, costs, expenses, damages, judgments, executions, attachments, debts, demands, liabilities and obligation of every kind and nature, past, present and future, known and unknown, throughout the world, whether or not asserted in the ACTION or ARBITRATION, from the beginning of time up to the EFFECTIVE DATE of this AGREEMENT arising out of or related to (or that were or could have been asserted in) the ACTION or the ARBITRATION.  For avoidance of doubt, the foregoing release shall expressly extend to, and shall unconditionally and irrevocably terminate, release, relinquish and extinguish, any and all rights or claims of BROADSTREAM or any BROADSTREAM RELEASING PARTIES under or pursuant to the Guaranty based on any facts or circumstances in existence as of the EFFECTIVE DATE and shall further unconditionally and irrevocably terminate, release and extinguish any and all commitments, covenants, undertakings, obligations and liabilities whatsoever (whether contingent or otherwise) of BELL, Daniel Staton and all other FFN RELEASED PARTIES) under or pursuant to the Guaranty as of the EFFECTIVE DATE, but shall not terminate the payment guarantee obligations under the Amended Guaranty with respect to the Final Installment to the extent that FFN does not timely pay the Final Installment when due hereunder.  The PARTIES acknowledge and agree that the foregoing release also will automatically be deemed to terminate the Amended Guaranty, effective upon payment to BROADSTREAM of the Final Installment of the PAYMENTS (which date also shall be deemed the Termination Date under and as defined in the Amended Guaranty), without any further, continuing or other liabilities or obligations of BELL, Daniel Staton or any other applicable FFN RELEASED PARTIES whatsoever.  BROADSTREAM (on behalf of itself and each of the other BROADSTREAM RELEASING PARTIES) further agrees that BELL, Daniel Staton and all other applicable FFN RELEASED PARTIES are intended third party beneficiaries of the foregoing release and the contemplated termination of such Amended Guaranty upon the payment of the Final Installment, and each shall be entitled to rely upon and enforce the same in their own names, notwithstanding that they may not be express signatories to this AGREEMENT.

6.

Except for the obligations in this Agreement and the PROTECTIVE ORDER, effective upon making the First Installment, FFN, on behalf of itself and each of the FFN RELEASED PARTIES, hereby unconditionally, irrevocably, and forever and fully waives, releases, acquits, and discharges BROADSTREAM, BROADSTREAM CAPITAL PARTNERS, LLC, JAMES GOLDFARB, MILES ARNONE, and WILLIAM DYER and any of their corporate parents, subsidiaries, partners, joint venturers, licensees, affiliates, divisions, creditors, and related entities, as well as all of its and their respective predecessors, successors, assigns, officers, directors, shareholders, agents, attorneys, employees, members, insurers, heirs, executors, administrators, trustees, present, past and future from any claims, rights, causes of action, damages, judgments, executions, attachments, debts and demands of every kind and nature, past, present and future, known and unknown, throughout the world, whether or not asserted in the ACTION or ARBITRATION, from the beginning of time up to the EFFECTIVE DATE of this AGREEMENT arising out of or relating to (or that were or could have been asserted in) the ACTION or the ARBITRATION.

7.

Nothing herein shall be deemed to be a release of any person or entity from any obligation or duty (or any rights or obligations) created or acknowledged by this AGREEMENT or the PROTECTIVE ORDER.  Nothing in this AGREEMENT or the PROTECTIVE ORDER is intended to and/or does amend, relieve, and/or affect in any way any PARTY or non-party’s duties, obligations or agreements to maintain the confidentiality of information that is presently or hereafter in its possession, including pursuant to the PROTECTIVE ORDER.  Nothing in this Agreement is deemed to release the Guarantors under and as defined in the Amended Guaranty from any payment guarantee obligations with respect to the Final Installment thereunder, unless and until the Final Installment is paid in full and the Amended Guaranty terminates in accordance with its terms.  Not later than sixty (60) days after the payment of the Final Installment pursuant to this AGREEMENT, all copies of any information designated as “CONFIDENTIAL” or “ATTORNEYS’ EYES ONLY” shall be returned to the producing party or destroyed, except for material reasonably considered by counsel to be their work product.  Counsel shall promptly thereafter certify in writing to opposing counsel that all such information and all DOCUMENTS (as defined in the Non-Disclosure Agreement dated December 11, 2006 between BROADSTREAM CAPITAL PARTNERS, LLC and Various, Inc.) which were disclosed by Various, Inc. have been returned to the producing or disclosing party or destroyed, and whether any such information was retained and deemed to be work product.  Notwithstanding this obligation, counsel of record for each party may retain one hard copy of any designated materials and of any pleadings filed under seal in the ACTION and ARBITRATION, and one hard copy of any transcripts containing designated materials for their files (and any electronic copies of documents in their files).  The court in the ACTION shall retain jurisdiction of all matters pertaining to the PROTECTIVE ORDER (including the enforcement of the rights and restrictions therein), and each party, person or entity signing a copy of the PROTECTIVE ORDER.  Nothing in the PROTECTIVE ORDER limits the rights of any party in another action to conduct discovery or the subpoena power of another court.

8.

Waiver of California Civil Code Section 1542.  The PARTIES, and each of them, on behalf of themselves and their respective other releasing parties and released parties, as the case may be, acknowledges that there is a risk that subsequent to the execution of this AGREEMENT, they will discover facts or will discover, suffer or incur claims which are unknown or are unanticipated at the time this AGREEMENT was executed, which, if known on the date of this AGREEMENT, may have materially affected their respective decisions to execute this AGREEMENT and give the releases contained in it.  Despite this knowledge and understanding, each of the PARTIES on behalf of themselves and their respective other releasing parties and released parties, as the case may be, acknowledges and agrees that they understand and are assuming the risk of such unknown and unanticipated facts and claims, and in connection therewith, each expressly and unconditionally waives, on behalf of themselves and their respective other releasing parties and released parties, as the case may be, the benefits of Section 1542 of the California Civil Code which reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

9.

Confidentiality.  Subject to the Mutual Non-Disparagement obligations set forth below and the obligations under the PROTECTIVE ORDER, FFN, or any of its affiliates, representatives or attorneys, in its or their sole discretion, may make any disclosure, press release, statement, filing or communication in any form to any person, entity, investors, agency, auditors, attorneys, underwriters, financial advisors, the Securities Exchange Commission, the NASDAQ, the Financial Industry Regulatory Organization, or any other Self Regulatory Organization or governmental agency or department regarding the fact and terms of this AGREEMENT or the subject matter of the ACTION and ARBITRATION.  Notwithstanding the foregoing, and except as otherwise provided herein, the BROADSTREAM RELEASING PARTIES and their respective attorneys, and each of them, agree that (a) the terms of the 2009 SETTLEMENT AGREEMENT, this AGREEMENT and the Amended Guaranty, (b) the subject matter of the ACTION and ARBITRATION (recognizing that the publicly filed pleadings in the ACTION shall remain in the public record and may be accurately referenced by the BROADSTREAM RELEASING PARTIES and that any public statements by FFN may be accurately referenced by the BROADSTREAM RELEASING PARTIES), (c) any communications any of the BROADSTREAM RELEASING PARTIES may have had with BELL or FFN, or any other FFN RELEASED PARTIES, at any time, regarding Various, Inc. or the subject matter of the ACTION or ARBITRATION, (d) any “CONFIDENTIAL INFORMATION” disclosed to BROADSTREAM CAPITAL PARTNERS, LLC by Various, Inc. pursuant to, and as the phrase “CONFIDENTIAL INFORMATION” is defined in, the Non-Disclosure Agreement between BROADSTREAM CAPITAL PARTNERS, LLC and Various, Inc. dated December 11, 2006, and (e) any alleged role or involvement any of the BROADSTREAM RELEASING PARTIES may claim to have had in connection with FFN’s acquisition of Various, Inc. in 2007, shall be treated as confidential and shall not be disclosed, publicized, published, conveyed or characterized by any form of communication (including orally, in writing, via the Internet, any form of media or any other means or medium of communication, now known or hereafter devised).  Disclosure of the terms of the 2009 SETTLEMENT AGREEMENT (including the Guaranty) or this AGREEMENT or the Amended Guaranty by any BROADSTREAM RELEASING PARTIES, their counsel, or anyone acting at the direction of or otherwise on behalf of any of them may only occur (i) in required tax filings; (ii) for the purpose or obtaining tax advice, to tax advisors who agree to maintain confidentiality; or (iii) following compliance with paragraph 10, as required to comply with binding with legal process.  The BROADSTREAM RELEASING PARTIES acknowledge and agree that these restrictions are a fundamental and material term of the settlement set forth in the Agreement, without which FFN would not have agreed to the terms and conditions hereof.  Notwithstanding the foregoing, to the extent FFN has intentionally and publicly disclosed any specific information respecting the 2009 SETTLEMENT AGREEMENT (including the Guaranty) or this AGREEMENT or the Amended Guaranty then to that limited extent the BROADSTREAM RELEASING PARTIES may accurately reference the FFN disclosed information.  In any event, the BROADSTREAM RELEASING PARTIES may state that the ACTION or ARBITRATION has been amicably settled without any admission of liability or fault by FFN and that its terms are subject to a confidentiality provision.  The BROADSTREAM RELEASING PARTIES, and each of them, further agree that they will not claim, publicly or privately, to have had any role or involvement in any manner with FFN’s acquisition of Various, Inc. (recognizing that the publicly filed pleadings in the ACTION shall remain in the public record and that they may refer third parties to the publicly filed pleadings in the ACTION or to any public statements issued by FFN.  BROADSTREAM may also communicate to third parties regarding its efforts to acquire Various without reference to FFN).

10.

If the BROADSTREAM RELEASING PARTIES or any of them or their counsel, or anyone acting at their direction or otherwise on behalf of any of them, is served with a subpoena, order or other legal process seeking disclosure of information subject to the confidentiality obligation in paragraph 9 or the PROTECTIVE ORDER, BROADSTREAM, BROADSTREAM CAPITAL PARTNERS, LLC, JAMES GOLDFARB, MILES ARNONE, and WILLIAM DYER shall, and shall cause each other BROADSTREAM RELEASING PARTIES, or their counsel or anyone acting at their direction or otherwise on behalf of any of them, to promptly notify FFN and its counsel pursuant to the notice provisions herein and provide FFN and its counsel with a copy thereof as soon as reasonably possible and, in any event, no later than five (5) business days after first receiving such notice.  Neither the BROADSTREAM RELEASING PARTIES nor their counsel nor anyone acting at their direction or otherwise on behalf of any of them, shall voluntarily comply with any such subpoena, order or other legal process prior to notifying FFN and its counsel of the subpoena, order or other legal process and providing FFN with a reasonable opportunity to oppose the disclosure (unless legally required to do so).

11.

Mutual Non-Disparagement.  The PARTIES agree that they shall not, directly or indirectly, in any capacity or manner, make, express, transmit, speak, write, verbalize or otherwise communicate in any way (or cause, further, assist, solicit, encourage, support or participate in any of the foregoing), any remark, comment, message, information, declaration, communication or other statement of any kind, whether verbal, in writing, electronically transferred or otherwise, that might reasonably be construed to be derogatory or critical of, or negative about any other PARTY in connection with the matters that are the subject of this ACTION, ARBITRATION and AGREEMENT.  Notwithstanding the foregoing, but subject to paragraph 10 above, nothing in this section or elsewhere in this AGREEMENT shall prohibit anyone from making any statement or disclosure required by law or legal process.  Subject to paragraph 10, nothing herein shall prevent anyone from making any truthful statement in connection with any legal proceeding or investigation by any governmental authority.  If any PARTY breaches this mutual non-disparagement provision the other PARTY or PARTIES may defend itself or themselves by making truthful statements in response (even if otherwise covered by paragraph 9, above).

12.

No Assignment of Claims.  BROADSTREAM, BROADSTREAM CAPITAL PARTNERS, LLC, JAMES GOLDFARB, MILES ARNONE, and WILLIAM DYER, hereby represent, warrant and agree that neither they nor any BROADSTREAM RELEASING PARTY has agreed to or assigned or transferred to any person, corporation or other entity, any claim, demand or cause of action (or portion thereof) based on or arising out of or in connection with any matter, fact or thing described in or released pursuant to this AGREEMENT.  FFN hereby represents, warrants and agrees that neither it nor any FFN RELEASED PARTY has agreed to or assigned or transferred to any person, corporation or other entity, any claim, demand or cause of action (or portion thereof) based on or arising out of or in connection with any matter, fact or thing described in or released pursuant to this AGREEMENT.  If any claims, demands or causes of action (or portion thereof) were assigned or transferred, the PARTY (or BROADSTREAM RELEASED PARTY or FFN RELEASED PARTY, as the case may be) who made a contrary representation and warranty will be deemed in breach of this AGREEMENT, and, without limiting any other available remedies, agrees to indemnify and hold harmless all other PARTIES from any such claims, losses, costs, expenses (including reasonable attorneys fees and costs) demands or causes of action (or portion thereof) arising out of or resulting from such transfer or assignment.

13.

No Liens on Claims / Indemnification.  Each of BROADSTREAM, BROADSTREAM CAPITAL PARTNERS, LLC, JAMES GOLDFARB, MILES ARNONE, and WILLIAM DYER, represents and warrants that it or he has the full right, power and authority to enter into and perform its obligations under this Agreement, and there are no legal or contractual restrictions, liens, subrogation claims or other rights that may be asserted based upon them entering into or performing their respective obligations under this AGREEMENT. BROADSTREAM, BROADSTREAM CAPITAL PARTNERS, LLC, and JAMES GOLDFARB shall, jointly and severally, indemnify and hold FFN and each other FFN RELEASED PARTY harmless from and against any and all liens, losses, costs, damages, expenses (including attorneys fees and costs), liabilities, subrogation claims or other claims or rights that may result from any breach of this AGREEMENT by any PARTY other than FFN (including the foregoing representations and warranties) or that may be asserted by or on behalf of (a) MILES ARNONE and WILLIAM DYER or any other person respecting or resulting from the distribution of any payments made under this AGREEMENT to BROADSTREAM; and (b) any present, former or future counsel, expert witness, consultant, or vendor of BROADSTREAM respecting or resulting from the distribution of any payments made to BROADSTREAM under this AGREEMENT.  If any such a claim is made against FFN or any of the FFN RELEASED PARTIES, FFN shall promptly notify BROADSTREAM and its counsel in writing, and BROADSTREAM, BROADSTREAM CAPITAL PARTNERS, LLC, and JAMES GOLDFARB shall promptly defend and indemnify FFN and the FFN RELEASED PARTIES and shall authorize any reasonable settlement of the claims by FFN, subject to terms and conditions which are acceptable to FFN.

14.

FFN represents and warrants that it has the full right, power and authority to enter into and perform its obligations under this Agreement and that there are no liens, subrogation claims or other rights that may be asserted based upon FFN’s entering into or performing its obligations under this AGREEMENT including the payment of any amounts paid by FFN under this AGREEMENT to BROADSTREAM.

15.

Authority to Sign By Signatories.  The signatories to this AGREEMENT represent that they have the authority to sign this AGREEMENT on behalf of the respective PARTIES to this AGREEMENT.  Each PARTY further represents and warrants that this AGREEMENT constitutes the legal, valid and binding obligation of such PARTY, enforceable against it or him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally or by equitable principles relating to enforceability.

16.

No Other Representations; Entire Agreement. Each PARTY represents and warrants that no person or entity has made or given such PARTY or its or his representatives any oral or written promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce such PARTY to execute this AGREEMENT, and each PARTY and/or signatory hereby acknowledges that said PARTY or signatory has not executed this AGREEMENT in reliance upon any such external promise, representation or warranty.  This AGREEMENT and its exhibits constitute the entire understanding between and among the PARTIES and supersedes all prior oral or written negotiations, representations or agreements between or among the PARTIES regarding the subject matter hereof, including the 2009 SETTLEMENT AGREEMENT (and the related Guaranty); provided, however, this AGREEMENT does not supersede the PROTECTIVE ORDER or the Amended Guaranty, each of which shall remain in full force and effect in accordance with their respective terms.  This AGREEMENT may be amended only by written instrument designated as an amendment to this AGREEMENT and fully executed by the PARTIES or their respective successors, heirs, or assigns.

17.

Voluntary Action With Advice of Counsel.  The PARTIES are represented by counsel of their choice, and, having conferred with such counsel and having had the terms contained in this AGREEMENT explained to each of them by counsel, acknowledge and agree that they are entering into this AGREEMENT deliberately, advisedly and of their own free will and volition.  The PARTIES appreciate and understand the terms contained in this AGREEMENT and are fully satisfied with those terms and the settlement set forth herein.

18.

Construction.  Each PARTY has had the opportunity to and has participated in the drafting of this Agreement, and therefore this AGREEMENT shall be deemed to have been jointly drafted by the PARTIES and shall not be construed in favor or against any of the PARTIES as the purported drafter hereof.  Without limiting the foregoing, this AGREEMENT shall not be deemed to be prepared or drafted by one PARTY or another for purposes of California Civil Code, § 1654.  Any interpretation of this AGREEMENT shall be guided by the PARTIES’ intent to grant each of the PARTIES the broadest and most comprehensive release possible.

19.

Successors, Subsidiaries, and Assigns.  This AGREEMENT and the releases contained herein, shall be binding upon and shall inure to the benefit of the PARTIES and their respective agents, representatives, subsidiaries, successors, heirs and assigns.

20.

Severability.  Should any one or more of the provisions of this AGREEMENT be determined to be illegal, invalid or unenforceable, such provision shall be deemed to have been severed from this AGREEMENT, and all of the remaining provisions shall be given effect separately therefrom and shall not be affected thereby.

21.

Governing Law and Dispute Resolution.  This AGREEMENT shall be construed and the rights and duties of the PARTIES hereto construed, determined and enforced in accordance with the laws of the State of California and each PARTY consents to jurisdiction in Los Angeles County, California with respect to any such enforcement proceedings.  Any dispute respecting the terms or enforcement of this AGREEMENT shall be resolved by binding arbitration pursuant to the JAMS Rules in effect at the time.  If FFN  fails to make any of the PAYMENTS, BROADSTREAM may elect to proceed by an expedited arbitration before the Hon. (Ret.) George Schiavelli, which BROADSTREAM shall be entitled to initiate five (5) business days after FFN’s receipt of a written notice of acceleration as referenced in section 2 above, by filing a demand for arbitration and noticed motion setting forth the award sought and basis for the request, FFN shall have 14 days to respond to the motion upon the commencement of the arbitration, and a hearing will be set for the earliest date possible after which Judge Schiavelli shall be empowered to issue an arbitration award.  Any arbitration award (whether expedited or not) may be confirmed as a judgment and shall be non-appealable other than on the limited statutory grounds under Section 1286.2 of the California Code of Civil Procedure.  The prevailing party in any proceeding to enforce rights for breach of any provision in this AGREEMENT shall be entitled to recover its reasonable attorneys’ fees and costs and any arbitration fees.  By signing below, the PARTIES understand and agree that they are waiving any right to a jury trial or appeal with respect to any dispute respecting the terms or enforcement of this AGREEMENT.

22.

Attorneys’ and Arbitration Fees, Costs, and Expenses.  Subject to Paragraph 4 herein, the PARTIES shall each bear its own attorneys’ fees, costs, and expenses incurred in connection with the ACTION and the ARBITRATION and in the negotiation, drafting, and execution of this AGREEMENT and its exhibits.

23.

Further Assurances.  The PARTIES, and each of them, shall promptly execute and deliver (and cause their respective affiliates to execute and deliver) such further documents and instruments, and to take such further actions, as may reasonably be necessary to evidence, confirm or effectuate any of the provisions of this AGREEMENT.  Without limiting the foregoing, BROADSTREAM agrees (and agrees on behalf of each of the other BROADSTREAM RELEASING PARTIES) to execute and deliver such documents and instruments, and to take such further actions, as BELL, Daniel Staton and any other applicable FFN RELEASED PARTIES reasonably request to evidence, confirm or effectuate the releases with respect to the Guaranty through the EFFECTIVE DATE as provided herein and the termination of the Amended Guaranty as of the Termination Date (as defined therein).

24.

Execution.  This Agreement may be executed in multiple counterparts (all of which when taken together shall be deemed one and the same original agreement) and evidenced by original, facsimile or by portable document format (PDF) copies reflecting the signatures hereto, and any such facsimile or PDF copy shall be sufficient to evidence the signature just as of it were an original signature.

25.

Captions.  The captions to the paragraphs or subparagraphs of this AGREEMENT and the title of the AGREEMENT itself are solely for convenience, are not part of this AGREEMENT, and shall not be used for the interpretation of, or determination of the validity of, this AGREEMENT or any provision hereof.

26.

Notices.  All Notices required or permitted by this Agreement shall be effective if sent by postage-prepaid first class U.S. Mail and email to:

For Broadstream Capital Partners, Inc., Broadstream Capital Partners, LLC, James Goldfarb, Miles Arnone, and William Dyer:	For FriendFinder Networks Inc:

Jeffrey B. Valle Valle Makoff LLP 11911 San Vicente Blvd., Ste. 324 Los Angeles, California 90049 jvalle@vallemakoff.com

Marshall B. Grossman

Seth M. Gerber

BINGHAM MCCUTCHEN LLP

1620 26th Street, North Tower, 4th Fl.

Santa Monica, California 90292

Telephone: (310) 907-1000

Facsimile: (310) 907-2000

marshall.grossman@bingham.com

And a copy by mail to: James Goldfarb Broadstream Capital Partners, LLC 4427 Gainsborough Ave. Los Angeles, CA. 90027	And a copy by mail to: Office of General Counsel FriendFinder Networks Inc. 6800 Broken Sound Parkway NW, Suite 100 Boca Raton, Florida 33487

Notice sent by U.S. Mail shall be effective 3 days after mailing.

IN WITNESS WHEREOF, the undersigned have executed this AGREEMENT as of the EFFECTIVE DATE.

BROADSTREAM CAPITAL PARTNERS, INC.		FRIENDFINDER NETWORKS INC, fka PENTHOUSE MEDIA GROUP INC.

By:	/s/ JAMES GOLDFARB	By:	/s/ EZRA SHASHOUA
Its:	President	Its:	Chief Financial Officer

BROADSTREAM CAPITAL PARTNERS, LLC

By:	/s/ JAMES GOLDFARB
Its:	Managing Member

JAMES GOLDFARB
/s/ JAMES GOLDFARB

MILES ARNONE
/s/ MILES ARNONE

WILLIAM DYER
/s/ WILLIAM DYER